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                                                                  EXHIBIT 10.3
                           GENERAL SECURITY AGREEMENT

THIS AGREEMENT is made as of January 31, 2003.


BETWEEN:            WORKSTREAM INC.,
                    a corporation incorporated under the laws of Canada

                    (hereinafter referred to as the "Debtor")

AND:                MICHAEL F. MULLARKEY,
                    an individual residing in the City of Lake Forest, Illinois

                    (hereinafter referred to as the "Secured Party").

WHEREAS the Secured Party has, on one or more prior occasions, made a loan to the Debtor and its subsidiaries, Workstream USA, Inc., 6FigureJobs.com, Inc., Icarian, Inc., Rezlogic, Inc., The OmniPartners, Inc. and Xylo, Inc. (the "Subsidiaries") (the Debtor shall act as agent for the Subsidiaries, the "Company Agent") in the aggregate amount of One Million Two Hundred and Eighty-Seven Thousand Nine Hundred and One Dollars and Four Cents ($1,287,901.04), and in consideration for such loan, the Debtor wishes to grant to the Secured Party a security interest in the Collateral (as defined below);

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       INTERPRETATION

         1.1. In this Agreement, unless something in the subject matter or context is inconsistent therewith:

                  1.1.1. "AGREEMENT" means this agreement and all amendments made hereto by written agreement between the Secured Party and the Debtor.


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                  1.1.2. "COLLATERAL" has the meaning set out in Section 2.01.

                  1.1.3. "EVENT OF DEFAULT" has the meaning set out in Section 6.01.

                  1.1.4. "LOAN" means the loan in the aggregate amount of One Million Two Hundred and Eighty-Four Thousand Nine Hundred and Thirty-Two Dollars and Twenty-Nine Cents ($1,284,932.29) made by the Secured Party to the Debtor as evidenced by a Term Note dated January 31, 2003 made by the Debtor and the Subsidiaries in favour of the Secured Party (the "Loan Agreement").

                  1.1.5. "OBLIGATIONS" means all obligations and liabilities of any kind whatsoever of the Debtor to the Secured Party in connection with or relating to the Loan.

                  1.1.6. "PPSA" means the Personal Property Security Act (Ontario), as now enacted or as the same may from time to time be amended, re-enacted or replaced.

                  1.1.7. The terms "accessions", "accounts", "chattel paper", "documents of title", "goods", "instruments", "intangibles", "inventory", "money", "proceeds" and "securities" whenever used herein have the meanings given to those terms in the PPSA.

         1.2. SECTIONS AND HEADINGS The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject


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                  matter or context is inconsistent therewith, reference herein to Articles and Sections are to Articles and Sections of this Agreement.

         1.3. EXTENDED MEANINGS In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

2.       GRANT OF SECURITY INTEREST

         2.1. SECURITY INTEREST As general and continuing security for the payment and performance of the Obligations, the Debtor hereby grants to the Secured Party a security interest in the present and future undertaking and property, both real and personal, of the Debtor which are more particularly described in Sections 2.11, 2.12, 2.13, 2.14 and 2.15 below (collectively, the "Collateral"). As further general and continuing security for the payment and performance of the Obligations, the Debtor hereby assigns the Collateral to the Secured Party and mortgages and charges the Collateral as and by way of a fixed and specific mortgage and charge to the Secured Party.

                  2.1.1. RECEIVABLES: all debts, accounts, claims and choses in action for monetary amounts which are now or which may hereafter become due, owing or accruing due to the Debtor (collectively, the "Receivables");

                  2.1.2. INVENTORY: all inventory of whatever kind and wherever situated including, without limiting the generality of the foregoing, all goods held for sale or lease or furnished or to be furnished under contracts for service or used or consumed in the business of the Debtor (collectively, the "Inventory");


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                  2.1.3.   EQUIPMENT: all machinery, equipment, fixtures,
                           furniture, plant, vehicles and other tangible personal property which are not Inventory (collectively, the "Equipment");

                  2.1.4. SUBSTITUTIONS, ETC.: all replacements of, substitutions for and increases, additions and accessions to any of the property described in this Section2.1; and

                  2.1.5. PROCEEDS: all proceeds of any Collateral in any form derived directly or indirectly from any dealing with the Collateral or that indemnifies or compensates for the loss of or damage to the Collateral;

                  provided that the said assignment and mortgage and charge will not (i) extend or apply to the last day of the term of any lease or any agreement therefor now held or hereafter acquired by the Debtor, but should the Secured Party enforce the said assignment or mortgage and charge, the Debtor will thereafter stand possessed of such last day and must hold it in trust to assign the same to any person acquiring such term in the course of the enforcement of the said assignment and mortgage and charge, or (ii) render the Secured Party liable to observe or perform any term, covenant or condition of any agreement, document or instrument to which the Debtor is a party or by which it is bound.

         2.2. ATTACHMENT OF SECURITY INTEREST The Debtor acknowledges that value has been given and agrees that the security interest granted hereby will attach when the Debtor signs this Agreement and the Debtor has any rights in the Collateral.

         2.3. EXCEPTION FOR CONTRACTUAL RIGHTS The security interest granted hereby does not and will not extend to, and Collateral will not include any agreement, right, franchise, licence or permit (the "contractual rights") to which the Debtor is a party or of which the Debtor has the benefit, to the extent that the creation of the security interest herein would constitute a

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                  breach of the terms of or permit any person to terminate the contractual rights, but the Debtor must hold its interest therein in trust for the Secured Party and will assign such contractual rights to the Secured Party forthwith upon obtaining the consent of the other party thereto. The Debtor agrees that it will, upon the request of the Secured Party, use all commercially reasonable efforts to obtain any consent required to permit any contractual rights to be subjected to the security interest.

3.       GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEBTOR

         3.1. REPRESENTATIONS AND WARRANTIES The Debtor hereby represents and warrants to the Secured Party that:

                  3.1.1. the Debtor is a corporation duly incorporated, organized and subsisting under the laws of its jurisdiction of incorporation, with the corporate power to enter into this Agreement; this Agreement has been duly authorized by all necessary corporate action on the part of the Debtor and constitutes a legal and valid agreement binding upon the Debtor enforceable in accordance with its terms; the making and performance of this Agreement will not result in the breach of, constitute a default under, contravene any provision of, or result in the creation of, any lien, charge, security interest, encumbrance or any other rights of others upon any property of the Debtor pursuant to any agreement, indenture or other instrument to which the Debtor is a party or by which the Debtor or any of its property may be bound or affected; and

                  3.1.2. the address of the Debtor's principal place of business and the office where it keeps the Collateral or its records respecting the Collateral, is located at 495 March Road, Suite 300, Ottawa, Ontario K2K 3G1.


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         3.2.     COVENANTS The Debtor covenants with the Secured Party that the
                  Debtor will:

                  3.2.1. ensure that the representations and warranties set forth in Section 3.01 will be true and correct at all times;

                  3.2.2. maintain, use and operate the Collateral and carry on and conduct its business in a lawful and business-like manner;

                  3.2.3. not permit the Collateral to be affixed to real or personal property so as to become a fixture or accession without the prior written consent of the Secured Party;

                  3.2.4. defend the Collateral against all claims and demands respecting the Collateral made by all persons at any time and, except as otherwise provided herein, will keep the Collateral free and clear of all security interests, mortgages, charges, liens and other encumbrances or interests except for those previously disclosed to the Secured Party, existing as of the date of this Agreement or hereafter approved in writing by the Secured Party prior to their creation or assumption;

                  3.2.5. not change its principal place of business and the location of the office where it keeps the Collateral or its records respecting the Receivables, or move any of the Inventory, Securities or Equipment from the principal place of business, without the prior written consent of the Secured Party;

                  3.2.6. pay all rents, taxes, levies, assessments and government fees or dues lawfully levied, assessed or imposed in respect of the Collateral or any part thereof as and when the same become due and payable, and will exhibit to the Secured Party, when required, the receipts and vouchers establishing such payment;


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                  3.2.7.   keep proper books of account in accordance with sound
                           accounting practice, will furnish to the Secured
                           Party such financial information and statements and such information and statements relating to the Collateral as the Secured Party may from time to time require, and the Debtor will permit the Secured Party or its authorized agents at any time at the expense of the Debtor to examine the books of account and other financial records and reports relating to the Collateral and to make copies thereof and take extracts therefrom;

                  3.2.8. from time to time forthwith at the request of the Secured Party furnish to the Secured Party in writing all information requested relating to the Collateral, and the Secured Party will be entitled from time to time at any reasonable time to inspect the Collateral and make copies of all information relating to the Collateral and for such purposes the Secured Party will have access to all premises occupied by the Debtor or where the Collateral may be found;

                  3.2.9. from time to time forthwith at the request of the Secured Party execute and deliver all such financing statements, schedules, assignments and documents, and do all such further acts and things as may be reasonably required by the Secured Party to effectively carry out the full intent and meaning of this Agreement or to better evidence and perfect the security interest, assignment and mortgage and charge granted hereby, and the Debtor hereby irrevocably constitutes and appoints the Secured Party, or any Receiver appointed by the court or the Secured Party, the true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever the Secured Party or any such Receiver may consider it to be necessary or expedient;


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                  3.2.10.  not change its name or, if the Debtor is a
                           corporation, will not amalgamate with any other corporation without first giving notice to the Secured Party of its new name and the names of all amalgamating corporations and the date when such new name or amalgamation is to become effective; and

                  3.2.11. pay to the Secured Party forthwith upon demand all reasonable costs and expenses (including, without limiting the generality of the foregoing, all legal, Receiver's and accounting fees and expenses) incurred by or on behalf of the Secured Party in connection with the preparation, execution and perfection of this Agreement and the carrying out of any of the provisions of this Agreement including, without limiting the generality of the foregoing, protecting and preserving the security interest, assignment and mortgage and charge granted hereby and enforcing by legal process or otherwise the remedies provided herein; and all such costs and expenses will be added to and form part of the Obligations secured hereunder.

4.       INSURANCE

         4.1. INSURANCE The Debtor must obtain and maintain, at its own expense, insurance against loss or damage to the Collateral including, without limiting the generality of the foregoing, loss by fire (including so-called extended coverage), theft, collision and such other risks of loss as are customarily insured against on this type of Collateral, in an amount not less than the full replacement value thereof, in such form and with such insurers as are reasonably satisfactory to the Secured Party. If any such policies of insurance contain a co-insurance clause, the Debtor will either cause any such co-insurance clause to be waived or maintain at all times a sufficient amount of insurance to meet the requirements of any such co-insurance clause so as to prevent the Debtor from becoming a co-insurer under the terms of any such policy. All

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                  such policies must name the Secured Party as an additional insured and loss payee thereof, as the Secured Party's interests may appear, and must provide that the insurer will give the Secured Party at least 10 days written notice of intended cancellation. At the Secured Party's request, the Debtor must furnish the Secured Party with a copy of any policy of insurance and certificate of insurance or other evidence satisfactory to the Secured Party that such insurance coverage is in effect. The Debtor must give the Secured Party notice of any damage to, or loss of, the Collateral forthwith upon the occurrence of any such damage or loss. Should the Debtor fail to make any payment or perform any other obligation provided in this Section, the Secured Party will have the right, but not the obligation, without notice or demand upon the Debtor and without releasing the Debtor from any obligation hereunder or waiving any rights to enforce this Agreement, to perform any or all of such obligations. The amount of all such payments made and all costs, fees and expenses incurred by the Secured Party in performing such obligations will be immediately due and payable by the Debtor.

5.       DEALING WITH COLLATERAL

         5.1. DEALING WITH COLLATERAL BY THE DEBTOR The Debtor must not sell, lease or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party, except that the Debtor may, until an Event of Default occurs, deal with its money or sell items of Inventory in the ordinary course of its business so that the purchaser thereof takes title thereto free and clear of the security interest, assignment and mortgage and charge granted hereby, but all proceeds of any such sale will continue to be subject to the security interest, assignment and mortgage and charge granted hereby and all money received by the Debtor will be received as trustee for the Secured Party and must be held separate and apart from other money of the Debtor and must be paid over to the Secured Party upon request.


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         5.2.     RIGHTS AND DUTIES OF THE SECURED PARTY

                  5.2.1. The Secured Party may perform any of its rights and duties hereunder by or through agents and is entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its rights and duties hereunder.

                  5.2.2. In the holding of the Collateral, the Secured Party and any nominee on its behalf is only bound to exercise the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. The Secured Party and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the Debtor reasonably requests in writing, but failure of the Secured Party or its nominee to comply with any such request will not of itself be deemed a failure to exercise reasonable care.

         5.3. NOTIFICATION OF ACCOUNT DEBTORS Before an Event of Default occurs, the Secured Party may give notice of this Agreement and the security interest and assignment granted hereby to any account debtors of the Debtor or to any other person liable to the Debtor and, after the occurrence of an Event of Default, may give notice to any such account debtors or other person to make all further payments to the Secured Party, and any payment or other proceeds of Collateral received by the Debtor from account debtors or from any other person liable to the Debtor whether before or after any notice is given by the Secured Party must be held by the Debtor in trust for the Secured Party and paid over to the Secured Party on request.

         5.4. APPLICATION OF FUNDS Except where the Debtor, when not in default hereunder, so directs in writing at the time of payment, all money collected or received by the Secured Party

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                  in respect of the Collateral may be applied on account of such parts of the Obligations as the Secured Party in its sole discretion determines, or may be held unappropriated in a collateral account, or in the discretion of the Secured Party may be released to the Debtor, all without prejudice to the Secured Party's rights against the Debtor.

6.       EVENTS OF DEFAULT AND REMEDIES

         6.1. EVENTS OF DEFAULT The occurrence of any of the following shall be an Event of Default under this Agreement:

                  6.1.1. the Debtor or any Subsidiary's failure to pay any amounts due to the Secured Party under the Loan Agreement, after expiration of any notice and cure or grace periods;

                  6.1.2. a written notice of default is received by the Debtor or any Subsidiary for the failure to pay any amounts due under any other agreement or instrument for borrowed money, and such failure continues after the expiration of any applicable notice and cure or grace periods;

                  6.1.3. the Debtor or any Subsidiary's failure to pay any taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established on the applicable Debtor or Subsidiary's books;

                  6.1.4. the Debtor or any Subsidiary's material breach of any representation or warranty set forth in this Agreement, which breach is not cured within seven business days following Secured Party's delivery of written notice of such breach to Company Agent, or if such breach can not be cured within seven business

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                           days, the applicable Debtor or any Subsidiary have
                           not undertaken steps to commence cure of such breach;

                  6.1.5. the Debtor or any Subsidiary's failure to perform any covenant set forth in this Agreement, which breach is not cured within seven business days following Secured Party's delivery of written notice of such breach to Company Agent, or if such breach can not be cured within seven business days, the applicable Debtor or any Subsidiary have not undertaken steps to commence cure of such breach;

                  6.1.6. the Debtor or any Subsidiary shall make an assignment for the benefit of its creditors, or file a voluntary petition under the bankruptcy code, any other federal or state insolvency law, or apply for or consent to the appointment of a receiver, trustee or custodian of all or part of its property.

                  6.1.7. the Debtor or any Subsidiary shall file an answer admitting the jurisdiction of a court and the material allegations of an involuntary petition filed against it under the bankruptcy act, any other federal or provincial insolvency law, or shall fail to have such petition dismissed within 60 calendar days after its filing.

                  6.1.8. an order for relief shall be entered against the Debtor or any Subsidiary following the filing of an involuntary petition under the bankruptcy act, any other federal or provincial insolvency law, or if an order shall be entered appointing a receiver, trustee or custodian of all or parts of either of their respective property; or

                  6.1.9. an attachment or levy is made upon the Collateral having a value in excess of $100,000 or a judgment is rendered against the Debtor or any Subsidiary's property involving a liability of more than $100,000, which attachment, levy or judgement shall not have


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                           been vacated, discharged, stayed or bonded pending
                           appeal within 30 calendar days from the entry thereof.

         6.2. REMEDIES Upon the occurrence of an Event of Default, the Secured Party shall have the right to demand repayment in full of all Obligations, whether or not otherwise due. Until all Obligations shall have been paid in full, the Secured Party shall retain its lien and security interest in and on the Collateral. The Secured Party shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the PPSA, and under other applicable law, all other legal and equitable rights to which Secured Party may be entitled, including the right to take immediate possession of the Collateral, to require the Debtor or any Subsidiary to assemble the Collateral, at their expense, and to make it available to the Secured Party at a place designated by the Secured Party which is reasonably convenient to both parties and to enter (without any breach of peace) any of the premises of the Debtor or any Subsidiary or wherever the Collateral shall be located, and to keep and store the same on said premises until sold (and if said premises be the property of such the Debtor or any Subsidiary, the Debtor or any Subsidiary agrees not to charge the Secured Party for storage thereof), and the right to apply for the appointment of a receiver for the Debtor or any Subsidiary's property. Further, the Secured Party may, at any time or times after the occurrence and during the continuation of an Event of Default, sell and deliver all Collateral held by or for the Secured Party at public or private sale for cash, upon credit or otherwise in a commercially reasonable manner and during the continuation. The requirement of reasonable notice shall be met if such notice is given to Company Agent at Company Agent's address at least 10 business days before the time of the event of which notice is being given. The Secured Party may be the purchaser at any sale, if it is public. The proceeds of sale shall be applied first to all costs and expenses of sale, including reasonable attorneys' fees, and second to the payment of all Obligations. Promptly after the payment in full, Obligations, and after the payment by the

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                  Secured Party of any other amount required by any provision of law, but only after the Secured Party has received what the Secured Party considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Company Agent or its representatives or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. The Debtor or any Subsidiary shall remain liable to the Secured Party for any deficiency.

7.       GENERAL

         7.1. BENEFIT OF THE AGREEMENT This Agreement will enure to the benefit of and be binding upon the heirs, personal representatives, successors and permitted assigns, as the case may be, of the parties hereto.

         7.2. ENTIRE AGREEMENT This Agreement has been entered into pursuant to the provisions of the Loan Agreement and is subject to all the terms and conditions thereof and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Loan Agreement, the rights and obligations of the parties will be governed by the provisions of the Loan Agreement. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Secured Party and the Debtor with respect to the subject matter hereof except as expressly set forth herein or in the Loan Agreement.

         7.3. AMENDMENTS AND WAIVERS No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.


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         7.4.     ASSIGNMENT The rights of the Secured Party under this
                  Agreement may be assigned by the Secured Party without the prior consent of the Debtor. The Debtor may not assign its obligations under this Agreement.

         7.5. SEVERABILITY If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

         7.6.     NOTICES Notices shall be provided as follows:

                  To the Debtor:         Workstream Inc.
                                         495 March Road, Suite 300
                                         Ottawa, ON  K2K 3G1
                                         Attn:  Paul Haggard

                  With a copy to:        Michael A. Gerrior
                                         Perley-Robertson, Hill & McDougall LLP
                                         90 Sparks Street, Suite 400
                                         Ottawa, ON K1P 1E2

                  To the Secured Party:  1050 West Deerpath Road
                                         Lake Forest, Illinois  60045

                  Any notice or request hereunder may be given to Company Agent or the Secured Party at the respective addresses set forth above or as may hereafter be specified in a notice designated as a change of address under this Paragraph 7. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be deemed to have been given and received, in the case of those by hand delivery, when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given and received on the fifth calendar day following deposit in the mail, or the next

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                  business day following deposit with a reputable overnight mail carrier, and, in the case of a telecopy, when sent if during normal business hours for recipient or if after normal business hours for the recipient, the next business day.
                  Notice to counsel for either party shall not be deemed to be notice to such party.

         7.7. ADDITIONAL CONTINUING SECURITY This Agreement and the security interest, assignment and mortgage and charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party and this Agreement is a continuing agreement and security that will remain in full force and effect until discharged by the Secured Party.

         7.8. FURTHER ASSURANCES The Debtor must at its expense from time to time do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, documents, acts, matters and things as may be reasonably requested by the Secured Party for the purpose of giving effect to this Agreement or for the purpose of establishing compliance with the representations, warranties and covenants herein contained.

         7.9. POWER OF ATTORNEY Upon the occurrence of an Event of Default that is continuing, the Debtor hereby irrevocably constitutes and appoints any officer for the time being of the Secured Party the true and lawful attorney of the Debtor, with full power of substitution, to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever the officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement.

         7.10. DISCHARGE The Debtor will not be discharged from any of the Obligations or from this Agreement except by a release or discharge signed in writing by the Secured Party. Promptly upon satisfaction in full of the Obligations, the Secured


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                  Party shall deliver to the Debtor such documents, agreements or instruments as shall be reasonably requested by the Debtor to evidence satisfaction of the Obligations and the release or other termination of the Secured Party's interest in the Collateral.

         7.11. GOVERNING LAW This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

         7.12. EXECUTED COPY The Debtor acknowledges receipt of a fully executed copy of this Agreement.

         7.13. COUNTERPARTS; FACSIMILE SIGNATURES This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via facsimile transmission shall be deemed to be any original signature hereto.

         7.14. CONFIDENTIALITY The Secured Party shall hold and protect from disclosure all confidential non-public information regarding the Debtor and any Subsidiary (whether financial or otherwise) obtained pursuant to the requirements of this Agreement in the same manner as the Secured Party protects its own confidential non-public information from disclosure, but in any event with no less than reasonable care; PROVIDED that the Secured Party may make disclosures of such information to those officers, directors, employees, agents and representatives of the Secured Party who have a need to know such information for purposes of administering the Secured Party's rights and obligations under this Agreement, so long as such officers, directors, employees, agents and representatives are subject

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                  to an obligation of confidentiality at least as restrictive as the one set forth in this Section 7.14.

         IN WITNESS WHEREOF this Agreement has been executed by the Debtor.

                                              WORKSTREAM INC.

                                              By: /S/ PAUL HAGGARD
                                                 ------------------------------
                                              Name:  Paul Haggard
                                              Title:  Chief Financial Officer


Witness: /S/ BARBARA JOFFEE                   /S/ MICHAEL MULLARKEY
        ------------------------------        ---------------------------------
                                              MICHAEL F. MULLARKEY



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